UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 17, 2007
(Date of earliest event reported)

GSR Trust 2007-HEL1
(Exact name of issuing entity as specified in its charter)

GS Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Delaware	333-139817-09	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York		10004
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The consolidated financial statements of MBIA Insurance Corporation (“MBIA”) and its subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, included in the Annual Report on Form 10-K of MBIA, are hereby incorporated by reference into the Prospectus Supplement, dated April 16, 2007, of GSR Trust 2007-HEL1, Mortgage-Backed Notes, Series 2007-HEL1, comprising part of the Registration Statement (No. 333-139817) of GS Mortgage Securities Corp. The consolidated financial statements have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP serves to authorize the use of its name in the electronic filing of GS Mortgage Securities Corp.’s Registration Statement on Form 8-K with the SEC.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

	23.1	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name:	Michelle Gill
Title:	Vice President

Dated: April 17, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S- K Exhibit No.	Sequentially Numbered Description

1	23	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.